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                                                              EXHIBIT 99.906CERT

                    CERTIFICATION PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, I, George Lewis, President and Principal Executive Officer of First Funds (the "Registrant"), hereby certify, to the best of my knowledge, that the Registrant's report on Form N-CSR for the period ended December 31, 2004 (the "Report"), which accompanies this certification, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:    /s/ George Lewis
       ----------------
       George Lewis
       President

Dated: March 2, 2005

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                    CERTIFICATION PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, I, Jeremy O. May, Treasurer and Principal Financial Officer of First Funds (the "Registrant"), hereby certify, to the best of my knowledge, that the Registrant's report on Form N-CSR for the period ended December 31, 2004 (the "Report"), which accompanies this certification, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:    /s/ Jeremy O. May
       -----------------
       Jeremy O. May
       Treasurer

Dated: March 2, 2005